Exhibit 10.1

SUBSCRIPTION AGREEMENT

Date: ______________, 2025

BioRestorative Therapies, Inc.

40 Marcus Drive, Suite 1

Melville, New York 11747

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with BioRestorative Therapies, Inc., a Nevada corporation (the “Company”), as follows:

1.	This Subscription Agreement, including the Investor Information attached hereto as Annex A (collectively, this “Agreement”), is made as of the date set forth above between the Company and the Investor.

2.	The Company has authorized the sale and issuance to the Investor and certain other investors of up to an aggregate of $_______ of shares of Common Stock (as defined below) (the “Shares”) and a warrant to purchase shares of Common Stock in the form of a Common Stock Purchase Warrant attached hereto as Annex B (the “Warrant” and, together with the Shares, the “Securities”). For the purposes of this Agreement, “Common Stock” means the common stock of the Company, par value $.0001 per share.

3.	The offering and sale of the Shares (the “Shares Offering”) are being made pursuant to (A) an effective Registration Statement on Form S-3 (File No. 333-269631) (the “Registration Statement”), including the prospectus contained therein (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 7, 2023, and (B) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Shares Offering and information that may be material to the Company and its securities that was delivered to the Investor and will be filed with the Commission. The Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

For the avoidance of doubt, neither the Registration Statement nor the Prospectus register the sale of the Warrant or the shares of Common Stock issuable upon the exercise of the Warrant (the “Warrant Shares”) to the Investor. The Warrant and the Warrant Shares are being offered and sold by the Company to the Investor pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

4.	The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Disclosure Package, which includes pricing and other information regarding the Shares Offering, prior to or in connection with the receipt of this Agreement and is relying only on such information and documents in making its decision to purchase the Shares.

5.	The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Shares set forth on the signature page below for the aggregate purchase price set forth below on the signature page below, with the purchase price being paid via wire transfer or overnight mail pursuant to the instructions attached hereto on Annex C.

The number of Shares sold and issued to the Investor shall be equal to the “Aggregate Allocated Dollar Subscription Amount” (as set forth on the signature page hereto) divided by the “Per Share Purchase Price” (as set forth on the signature page hereto). The number of Warrant Shares underlying the Warrant shall be equal to 75% of the Shares purchased by the Investor with an exercise price equal to $2.75, subject to adjustment as described therein.

6.	The Investor hereby represents and warrants to the Company as of the date this Agreement was executed by the Investor the following:

(a) The Investor understands that the Warrant and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law in reliance on the availability of an exemption from such registration requirements and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is acquiring the Warrant for investment purposes only and not with a view to any resale, distribution or other disposition in violation of the United States securities laws.

(b) At the time the Investor was offered the Shares and the Warrant, it was, and as of the date hereof it is, and on each date on which it exercises the Warrant, it will be either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such investor is a sophisticated investor, with sufficient knowledge and experience in investing in private equity transactions to properly evaluate the risks and merits of its purchase of the Warrant and the Warrant Shares.

(c) The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and the Warrant and, at the present time, is able to afford a complete loss of such investment.

(d) The Investor did not learn of the investment in the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Investor was invited by any of the foregoing means of communications. Prior to the date hereof, the Investor had a substantive pre-existing relationship with Alere Financial Partners (a division of Cova Capital Partners, LLC), the placement agent for the Shares Offering, and was not solicited by the Registration Statement.

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7.	This Agreement will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

8.	The Company agrees to use commercially reasonable efforts to have the resale of the Warrant Shares registered under the Securities Act no later than six (6) months from the date hereof.

9.	Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail, return receipt requested, or by receipted overnight mail or courier to the address of each party set forth below. Notices shall be deemed to have been given on the date of hand delivery or when received or rejected when sent by certified mail, or overnight courier. Either party hereto may change such address by notice given to the other party hereto in accordance with this Section 9.

If to the Company:

BioRestorative Therapies, Inc.

40 Marcus Drive, Suite One

Melville, NY 11747

Attn: Chief Executive Officer

With a copy to:

Certilman Balin Adler & Hyman, LLP

90 Merrick Avenue, 9th Floor

East Meadow, NY 11554

Attn: Fred Skolnik, Esq.

If to the Investor, at the address indicated on the signature page.

10.	This Agreement, including Annexes A, B and C, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.

[Signature Page Follows]

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Investor’s Aggregate Allocation Requested Dollar Subscription Amount: $___________

Allocation:

Aggregate Allocated Dollar Subscription Amount: $___________

Per Share Purchase Price: $_____

Number of Shares of Being Purchased: ___________

Number of Warrant Shares underlying the Warrant: ___________

(NOTE:

(“Number of the Shares Being Purchased” is equal to the “Aggregate Allocated Dollar Subscription Amount” divided by the “Per Share Purchase Price” and the “Number of Warrant Shares underlying the Warrant” is equal to 75% of the “Number of Shares Being Purchased”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

INVESTOR

By:
Name:
Title:

Address:

Agreed and Accepted

BIORESTORATIVE THERAPIES, INC.

By:
Name:	Lance Alstodt
Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

ANNEX A

BIORESTORATIVE THERAPIES, INC.

INVESTOR INFORMATION

Please provide us with the following information:

1.	The exact name that your shares of Common Stock are to be registered in (name must match the originating bank account information):

2.	Investor Social Security Number or Tax Identification Number:

3.	Provide a completed, executed Form W-9. A blank copy of a Form W-9 has been provided.

ANNEX B

BIORESTORATIVE THERAPIES, INC.

FORM OF COMMON STOCK PURCHASE WARRANT

[attached]

ANNEX C

BIORESTORATIVE THERAPIES, INC.

WIRE TRANSFER INSTRUCTIONS

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OVERNIGHT MAIL INSTRUCTIONS

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